Exhibit 10.6

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                             REIMBURSEMENT AGREEMENT

                                  by and among

                             FPL GROUP CAPITAL INC.,

                             TRACTEBEL POWER, INC.,

                                       and

                              NORTHEAST ENERGY, LP


                                November 21, 1997




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         REIMBURSEMENT AGREEMENT, dated as of November 21, 1997, by and among
FPL GROUP CAPITAL INC., a Florida corporation ("FPL"), TRACTEBEL POWER, INC., a Delaware corporation ("Tractebel"), and NORTHEAST ENERGY, LP, a Delaware limited partnership ("Northeast Energy").


                              PRELIMINARY STATEMENT

         Pursuant to Section 4.1 of the Agreement of Limited Partnership of Northeast Energy, LP (the "Partnership Agreement"), the ESI Partners and the Tractebel Partners (as such terms are defined in the Partnership Agreement) are permitted or required to provide Back-up Letters of Credit, Parent Guaranties and Substitute Letters of Credit pursuant to the Trust Indenture, and letters of credit and corporate guaranties in connection with the Rule 144A Financing, which Back-up Letters of Credit, Parent Guaranties, Substitute Letters of Credit, letters of credit and corporate guaranties shall be in the respective amounts specified in the Partnership Agreement;


         Subject to the terms and conditions of the Partnership Agreement and to the execution and delivery of this Agreement, FPL and Tractebel intend to enter into reimbursement agreements with the banks issuing the Back-up Letters of Credit, the Substitute Letters of Credit and the issuers of such other letters of credit and to provide the Parent Guaranties and such other corporate guaranties;


         Now, therefore, in order to induce FPL and Tractebel to enter into such commitments, Northeast Energy hereby agrees as follows:


         SECTION 1. DEFINITIONS.

         Section 1.1 Defined Terms. All capitalized terms used in this Agreement and not defined herein shall have the respective meanings assigned to them in the Partnership Agreement. As used herein, "144A Trust Indenture" shall mean the indenture to be entered into among Northeast Energy, ESI Tractebel Acquisition Corp., a Delaware corporation, and the trustee in connection with the anticipated Rule 144A Financing.

         SECTION 2. REIMBURSEMENT.

         Section 2.1 Reimbursement of Payment. Upon (a) any drawing under any of the Back-up Letters of Credit, the Substitute Letters of Credit or the letters of credit issued in connection with the Rule 144A Financing (the "Rule 144A letters of credit") and the reimbursement therefor by FPL or Tractebel or (b) the payment by FPL or Tractebel under any corporate guaranty in connection with the Rule 144A Financing or under any Parent Guaranty, Northeast Energy agrees to pay, or cause to be paid, to each of FPL and Tractebel, an amount equal to the amount so reimbursed or disbursed by each of FPL and Tractebel (collectively, the "Reimbursement Amounts"). Repayment of the Reimbursement Amounts shall be paid from funds distributed from the General Subfund of the Partnership Distribution Fund (as defined in the Trust Indenture). On each date on which funds are so distributed, such funds shall be paid to FPL and Tractebel, subject to Section 2.5, pro rata on the basis of the total Reimbursement Amounts owing to such entities at the time of such distribution. Such payments shall be senior and prior to any equity distributions to the partners of Northeast Energy.

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         Section 2.2 Distribution of Payments From the Debt Service Reserve
Fund. Upon the issuance of new Substitute Letters of Credit pursuant to Section
4.1.4 of the Partnership Agreement and the release of funds with respect thereto from the Debt Service Reserve Fund, such funds shall, upon distribution thereof to the Partnership, be promptly paid by the Partnership to FPL and Tractebel in accordance with Section 2.1 to the extent of any outstanding Reimbursement Amounts.

         Section 2.3. Manner and Place of Payments. All payments to be made to FPL or Tractebel hereunder or in connection herewith by Northeast Energy shall be made to such entity at such office or bank as it may designate from to time.


         Section 2.4. Interest and other Costs Excluded. The Reimbursement Amounts shall exclude any interest thereon or costs associated therewith.

         Section 2.5. Subordination. Each of FPL and Tractebel agrees (i) that its rights under this Agreement to demand and receive payment of any Reimbursement Amounts, and the obligation of Northeast Energy to make payment of such Reimbursement Amounts, are and shall be subordinated and subject to the prior payment of any amounts payable under the 144A Trust Indenture to the extent provided therein, and (ii) that it will enter into such subordination agreement with respect thereto as may be requested by Northeast Energy and the trustee under the 144A Trust Indenture.

         Section 2.6. Representations and Warranties. Northeast Energy represents and warrants as of the date hereof as follows:

                 (a) Powers. Northeast Energy has full power to execute, deliver and perform its obligations under this Agreement.

                 (b) Authorization. The execution, delivery and performance by Northeast Energy of this Agreement has been duly authorized by all necessary actions on the part of Northeast Energy, does not and will not conflict with, or result in a violation of, any provision of law, including the Partnership Agreement, or any order, writ, rule or regulation of any court or governmental department, commission, board, bureau, agency or instrumentality binding upon or applicable to Northeast Energy and does not and will not conflict with, result in a violation of, or constitute a default under, any agreement or instrument to which Northeast Energy is a party or by which Northeast Energy or any of its property is bound.

                 (c) Binding Effect. This Agreement constitutes a valid and binding agreement of Northeast Energy enforceable in accordance with its terms.


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         SECTION 3. MISCELLANEOUS.

         Section 3.1. Amendments, Etc. No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the parties hereto shall in any event be effective unless the same shall be in writing and signed by Northeast Energy, FPL and Tractebel, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 3.2. Addresses for Notices; Payments to FPL and Tractebel. All notices and other communications provided for hereunder shall be in writing and addressed to it at the address for notices to Northeast Energy, FPL or Tractebel, as applicable, on the signature pages hereto, or as to each party at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and other communications shall, be effective when received, except that a notice sent by telecopier and received after normal business hours shall be deemed to be received the following business day.

         Section 3.3. No Waiver; Remedies. No failure on the part of FPL or Tractebel to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 3.4. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon (a) Northeast Energy, its successors and assigns, (b) inure to the benefit of and be enforceable by FPL, its affiliates, and their successors, transferees and assigns and (c) inure to the benefit of and be enforceable by Tractebel, its affiliates, and their successors, transferees and assigns; provided, that Northeast Energy may not assign all or any part of this Agreement without the prior written consent of FPL and Tractebel.

         Section 3.5. Fees and Expenses. Northeast Energy agrees to pay, upon receipt of an invoice, all reasonable costs and expenses of FPL and/or Tractebel in connection with the enforcement of Northeast Energy's obligations under
Section 2.1 hereof.

         Section 3.6. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section 3.7. Governing Law. This Agreement shall be governed by and construed in accordance with, the laws of the State of New York.

         Section 3.8. Disputes. Any dispute between or among the parties hereto shall be resolved pursuant to the provisions of Article VIII of the Partnership Agreement.
















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         Section 3.9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 3.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

















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         IN WITNESS WHEREOF, the parties have caused this Reimbursement
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the above written.

                                 FPL GROUP CAPITAL INC.



                                 By:  /s/ L. J. Gelber
                                     -----------------------------------
                                 Name:   L. J. Gelber
                                 Title:

                                 TRACTEBEL POWER, INC.



                                 By:  /s/ Charles Vetters
                                     -----------------------------------
                                 Name:   Charles Vetters
                                 Title:  Vice President

                                 NORTHEAST ENERGY, LP

                                 By:  ESI Northeast Energy GP, Inc.,
                                           General Partner




                                           By:  /s/ Glenn E. Smith
                                               -------------------------
                                                  Name:   Glenn E. Smith
                                                  Title:  Vice President

                                 By:  Tractebel Northeast
                                      Generation GP, Inc.,
                                           General Partner




                                           By:  /s/ Timothy R. Dunne
                                               -------------------------
                                                  Name:   Timothy R. Dunne
                                                  Title:  Vice President






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